UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2021

Tremont Mortgage Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	TRMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “TRMT”, “we”, “us”, “our” and “the Company” refer to Tremont Mortgage Trust.

Item 8.01. Other Events.

As previously disclosed, on April 26, 2021, we and RMR Mortgage Trust, or RMRM, entered into an Agreement and Plan of Merger, or the Merger Agreement, pursuant to which, on the terms and subject to the satisfaction or waiver of the conditions thereof, we have agreed to merge with and into RMRM, with RMRM continuing as the surviving entity in the merger, or the Merger. At the effective time of the Merger, or the Effective Time, each of our common shares of beneficial interest, $0.01 par value per share, or the TRMT Common Shares, issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.52, or the Exchange Ratio, of one (1) newly issued common share of beneficial interest, $0.001 par value per share, of RMRM, or the RMRM Common Shares, subject to adjustment as described in the Merger Agreement.

On August 26, 2021, in order to satisfy our distribution requirements as a real estate investment trust and to avoid the payment of entity level income and excise tax, in accordance with the Merger Agreement, our Board of Trustees declared a distribution of $0.17 per TRMT Common Share to the holders of the TRMT Common Shares as of the close of business on September 7, 2021, payable on or about September 29, 2021 and prior to the closing of the Merger, or the TRMT Distribution. Also on August 26, 2021, the board of trustees of RMRM declared a distribution of $0.15 per RMRM Common Share to the holders of the RMRM Common Shares as of the close of business on September 7, 2021, payable on or about September 29, 2021 and prior to the closing of the Merger, or the RMRM Distribution, and, together with the TRMT Distribution, the Distributions. The TRMT Distribution, in part, and the RMRM Distribution are being paid in lieu of our and RMRM’s respective regular quarterly distribution to shareholders for the quarter ending September 30, 2021.

In connection with the payment of the Distributions and in accordance with the Merger Agreement, we and RMRM have agreed to adjust the Exchange Ratio from 0.52 of one (1) RMRM Common Share for each issued and outstanding TRMT Common Share, to 0.516 of one (1) RMRM Common Share for each issued and outstanding TRMT Common Share, or the Exchange Ratio Adjustment. We and RMRM have entered into a letter agreement, or the Letter Agreement, dated as of August 26, 2021, pursuant to which, among other things, RMRM has consented to the TRMT Distribution and we and RMRM have agreed to the Exchange Ratio Adjustment. The foregoing description of the Letter Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the letter agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The Merger is expected to close on or about September 30, 2021, following payment of the Distributions, subject to the satisfaction or waiver of the closing conditions specified in the Merger Agreement.

The Distributions and the Exchange Ratio Adjustment were recommended, as applicable, to each of our and RMRM’s board of trustees by special committees of our and RMRM’s board of trustees, respectively, each comprised solely of our and RMRM’s disinterested, independent trustees, respectively, and were separately approved and adopted by our and RMRM’s independent trustees and by our and RMRM’s board of trustees.

Additional Information about the Merger

In connection with the Merger, RMRM has filed with the Securities and Exchange Commission, or the SEC, a Registration Statement on Form S-4 containing a definitive joint proxy statement/prospectus and other documents with respect to the Merger, which was declared effective by the SEC on July 26, 2021. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The definitive joint proxy statement/prospectus has been mailed to TRMT’s and RMRM’s shareholders. Shareholders may obtain free copies of the RMRM Registration Statement on Form S-4, the definitive joint proxy statement/prospectus and any other relevant documents filed or to be filed with the SEC at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of TRMT’s filings with the SEC from TRMT’s website at www.trmtreit.com or RMRM’s filings with the SEC from RMRM’s website at www.rmrmortgagetrust.com.

Participants in the Solicitation Relating to the Merger

TRMT, RMRM and their respective trustees and executive officers, and Tremont Realty Advisors LLC, or TRA, The RMR Group LLC, or RMR LLC, The RMR Group Inc., or RMR Inc., and certain of their respective directors, officers and employees, may be deemed to be participants in the solicitation of proxies from TRMT and RMRM shareholders in respect of the Merger and the other transactions contemplated by the Merger Agreement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of TRMT’s and RMRM’s shareholders in connection with the Merger and the other transactions contemplated by the Merger Agreement is set forth in the definitive joint proxy statement/prospectus. Information regarding TRMT’s trustees and executive officers and RMRM’s trustees and executive officers can be found in TRMT’s and RMRM’s respective definitive proxy statement for its 2021 Annual Meeting of Shareholders. These documents are available free of charge on the SEC’s website and from TRMT or RMRM, as applicable, using the sources indicated above.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example:

•	This Current Report on Form 8-K states that we entered into a Merger Agreement with RMRM and that the Merger is expected to close on or about September 30, 2021. The closing of the Merger is subject to the satisfaction or waiver of conditions, including the receipt of requisite approvals by our and RMRM’s shareholders. We cannot be sure that these conditions will be satisfied or waived. Accordingly, the Merger may not close by September 30, 2021 or at all, or the terms of the Merger may change.

The information contained in our filings with the SEC, including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit	Description
99.1	Letter Agreement, dated as of August 26, 2021, between the Company and RMR Mortgage Trust. (Filed herewith.)
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Dated:  August 26, 2021